Exhibit 10.1

FIRST AMENDMENT
FIRST AMENDMENT, dated as of August 19, 2015 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of November 14, 2014 (the “Credit Agreement”), among LEAR CORPORATION, a Delaware corporation (the “Borrower”), each FOREIGN SUBSIDIARY BORROWER, the several lenders from time to time parties thereto (the “Lenders”), the several agents parties thereto and JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent (the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower has requested, and the Required Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Credit Agreement shall be amended as set forth herein;
NOW, THEREFORE, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendments. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Change of Control” and substituting in lieu thereof the following:

“Change of Control”: (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of Capital Stock representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Company; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated, or whose nomination or election was approved, by the board of directors of the Company nor (ii) appointed by directors so approved or nominated.
SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of the Borrower, each Foreign Subsidiary Borrower and the Required Lenders.

SECTION 4. Effect on the Loan Documents. (a) Except as specifically amended or waived herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The Borrower hereby agrees, with respect to each Loan Document to which it is a party, that: (i) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to this Amendment and (ii) all of the Liens and security interests created and arising under such Loan Document shall remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to this Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement.

(b)    Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(c)    The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

Exhibit 10.1

SECTION 5. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 6. Representations and Warranties. The Borrower hereby represents and warrants that on the date hereof (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by materiality, such representation is true and correct in all respects) on and as of the Amendment Effective Date as if made on and as of the Amendment Effective Date, except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct on and as of such earlier date and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 7. FATCA.    For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorizes the Administrative Agent to treat) the Credit Agreement (together with any loans or other extensions of credit pursuant thereto) as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulations Section 1.1471-2(b)(2)(i).

SECTION 8. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SUBSECTION 10.12 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 9. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.
LEAR CORPORATION

By:/s/ Shari L. Burgess__________________________
Name: Shari L. Burgess
Title: Vice President, Treasurer, and CDO

LEAR FINANCIAL SERVICES (NETHERLANDS) B.V.

By: /s/ Susanne McIloch_________________________
Name: Susanne McIloch
Title: Director

Exhibit 10.1

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By: /s/ Robert D. Bryant_________________________
Name: Robert D. Bryant
Title: Executive Director

Exhibit 10.1

BANK OF AMERICA, N.A., as a Lender

By: /s/ Brian Lukehart__________________________
Name: Brian Lukehart
Title: Director

The Bank of East Asia, Limited, New York Branch

By: /s/ Kitty Sin______________________________
Name: Kitty Sin
Title: SVP

By: /s/ Danny Leung___________________________
Name: Danny Leung
Title: SVP & COO

The Bank of Tokyo Mitsubishi UFJ, Ltd.

By: /s/ Thomas Danielson________________________
Name: Thomas Danielson
Title: Authorized Signatory

BARCLAYS BANK PLC

By: /s/ Christopher R. Lee________________________
Name: Christopher R. Lee
Title: Vice President

Exhibit 10.1

BNP Paribas

By: /s/ Nader Tannous_________________________
Name: Nader Tannous
Title: Managing Director

By: /s/ Todd Grossnickle_________________________
Name: Todd Grossickle
Title: Vice President

CITIBANK, N.A.

By: /s/ Sarah Terner____________________________
Name: Sarah Terner
Title: Vice President

Citizens Bank, N.A.

By: /s/ Stephen A. Maenhout______________________
Name: Stephen A. Maenhout
Title: Senior Vice President

COMMERZBANK AG, NEW YORK BRANCH, as Lender

By: /s/ Patrick Hartweger_________________________
Name: Patrick Hartweger
Title: Managing Director

By: /s/ Nicole Finn______________________________
Name: Nicole Finn
Title: Vice President

Exhibit 10.1

COMPASS BANK

By: /s/ Rajah Nambiar___________________________
Name: Raj Nambiar
Title: Vice President

DZ BANK AG
Deutsche Zentral-Genossenschaftsbank
New York Branch

By: /s/ Paul Fitzpatrick___________________________
Name: Paul Fitzpatrick
Title: Senior Vice President

By: /s/ Christopher Beyer_________________________
Name: Christopher Beyer
Title: Assistant Vice President

Fifth Third

By: /s/ Yael Eisenberg___________________________
Name: Yael Eisenberg
Title: Assistant Vice President

FirstMerit Bank, N.A., as Lender

By: /s/ Jason W. Bierlein_________________________
Name: Jason W. Bierlein
Title: Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By: /s/ Gregory R. Duval_________________________
Name: Gregory R. Duval
Title: Senior Vice President

Exhibit 10.1

THE HUNTINGTON NATIONAL BANK

By: /s/ Dan Swanson____________________________
Name: Dan Swanson
Title: Assistant Vice President

LLOYDS BANK plc

By: /s/ Erin Donahy_____________________________
Name: Erin Donahy
Title: Assistant Vice President
Transaction Execution
Category A
D008

By: /s/ Daven Popet_____________________________
Name: Daven Popet
Title: Senior Vice President
Transaction Execution
Category A
P003

The Northern Trust Company, as a Lender

By: /s/ Steven Ryan____________________________
Name: Steven Ryan
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Scott M. Kowalski________________________
Name: Scott M. Kowalski
Title: Senior Vice President

Exhibit 10.1

RB International Finance (USA) LLC

By: /s/ John A. Valiska__________________________
Name: John A. Valiska
Title: First Vice President

By: /s/ Astrid Wilke____________________________
Name: Astrid Wilke
Title: Group Vice President

ROYAL BANK OF CANADA, as a Lender

By: /s/ Edward D. Herko_________________________
Name: Edward D. Herko
Title: Authorized Signatory

Sumitomo Mitsui Banking Corporation

By: /s/ James D. Weinstein________________________
Name: James D. Weinstein
Title: Managing Director

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Jeffrey S. Johnson_________________________
Name: Jeffrey S. Johnson
Title: Senior Vice President

Exhibit 10.1

UniCredit Bank AG, New York Branch, as a Lender

By: /s/ Peter Daugarietis__________________________
Name: Peter Daugarietis
Title: Associate Director

By: /s/ Douglas Riahi___________________________
Name: Douglas Riahi
Title: Managing Director